UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 19, 2007


                            Opexa Therapeutics, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                      Texas
                                      -----
                 (State or Other Jurisdiction of Incorporation)

                   001-33004                           76-0333165
                   ---------                           ----------
           (Commission File Number)                 (I.R.S. Employer
                                                   Identification No.)

         2635 N. Crescent Ridge Drive
             The Woodlands, Texas                        77381
             --------------------                        -----
   (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  5.02.   Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2007, the board of directors appointed Lorin Jeffry (Jeff) Randall to the Board of Directors. Mr. Randall was also appointed to the board's audit committee replacing Dr. David Hung, who resigned from the audit committee, but remains a member of the board of directors.

From 2004 to 2006, Mr. Randall was senior vice president - chief financial officer of Eximias Pharmaceutical Corporation, a development stage provider of oncology therapeutics. From 2002-2004, Mr. Randall held the same position at i-STAT Corporation, a manufacturer of medical diagnostic devices, which was acquired by Abbott Laboratories in 2004. His career also included senior management positions at CFM Technologies, a semiconductor manufacturing equipment company; Greenwich Pharmaceutical Corporation, a development stage provider of immune system disease therapeutics; and Surgilase, a provider of surgical lasers to hospitals and clinics. Mr. Randall received a B.S. in accounting from The Pennsylvania State University and an M.B.A. from Northeastern University.

Mr. Randall has not been involved with a related transaction or relationship as defined by Item 404(a) of Regulation S-B with the Company.

A copy of the press release is attached as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

(c) Exhibit 99.1

The following exhibit is to be filed as part of this 8-K:

Exhibit No.          Description
-----------          -----------

99.1                 Press release issued September 20, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                OPEXA THERAPEUTICS, INC.

                                By: /s/ David B. McWilliams
                                   ---------------------------------------------
                                   David B. McWilliams, Chief Executive Officer

DATE:  September 19, 2007

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EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

99.1                 Press release issued September 20, 2007